Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF RIVERVIEW BANCORP, INC.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in the capacity indicated below, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), in their capacity as officers of Riverview Bancorp, Inc. (the "Company") and in connection with the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2016 that:

1.	the report fully complies with the requirements of sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.
the information contained in the report fairly presents, in all material respects, Riverview Bancorp, Inc.'s financial condition and results of operations as of the dates and for the periods presented in the financial statements included in the Report.

/S/ Patrick Sheaffer	/S/ Kevin J. Lycklama
Patrick Sheaffer	Kevin J. Lycklama
Chief Executive Officer	Chief Financial Officer

Dated: February 8, 2017	Dated: February 8, 2017

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